Exhibit 99.5

TWENTY ONE’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Unless otherwise indicated or the context otherwise requires, references in this section this Current Report on Form 8-K to “Twenty One”, “we,” “us” “our,” and other similar terms refer to Twenty One Assets, LLC prior to the Business Combination and Twenty One Capital, Inc. (“Pubco”) and its consolidated subsidiaries after giving effect to the Business Combination. The following discussion and analysis provides information which the Company’s management believes is relevant to an assessment and understanding of its results of operations and financial condition. This discussion and analysis should be read together with the sections of the Proxy Statement/Prospectus entitled “Information Related to Twenty One” beginning on page 241 of the Proxy Statement/Prospectus and the Company’s financial statements and related notes thereto that are included elsewhere in this Current Report on Form 8-K. In addition to historical financial information, this discussion and analysis contains forward-looking statements based upon current expectations that involve risks, uncertainties and assumptions. See the section entitled “Cautionary Note Regarding Forward-Looking Statements” in this Current Report on Form 8-K. Actual results and timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under the section “Risk Factors” in the Proxy Statement/Prospectus beginning on page 46 of the Proxy Statement/Prospectus.

Overview

Twenty One is a newly formed operating company focused exclusively on Bitcoin-related business lines that among other things, offer shareholders a differentiated opportunity to gain exposure to Bitcoin through the capital markets. With a Bitcoin-native operating structure and a strategy designed to deliver long-term value, Twenty One intends to become a leading vehicle for capital-efficient Bitcoin accumulation and related business development. On April 17, 2025, Twenty One, a Delaware limited liability company, was formed from the conversion of Twenty One Assets, Inc, a Delaware company.

Twenty One engages in two principal activities: (i) actively accumulating Bitcoin and managing its Bitcoin holdings and (ii) commencing development of educational materials and branded content intended to drive increased institutional and retail investor Bitcoin literacy. In addition, following these initial activities, Twenty One expects to engage in Bitcoin-centric financial services that would leverage the Bitcoin accumulated by Twenty One. Preparation for the launch of these financial services is expected to begin shortly, with launch timing subject to regulatory approvals, market needs and the macroeconomic environment. Twenty One’s ability to generate revenue sufficient to achieve profitability will depend on its ability to raise capital and to develop and improve its learning programs and educational content towards greater adoption of Bitcoin. In connection with the consummation of the Business Combination, the Company merged with and into Company Merger Sub, with Company Merger Sub continuing as the Company Surviving Subsidiary and a wholly owned subsidiary of Pubco.

Business Combination with CEP

On April 22, 2025, CEP, Pubco, CEP Merger Sub, the Company, Tether, Bitfinex and, solely for certain limited purposes, SoftBank, entered into the Business Combination Agreement (as amended on July 26, 2025). Pursuant to the Business Combination Agreement, on December 8, 2025 (Closing), (i) CEP merged with and into CEP Merger Sub in the CEP Merger, with CEP Merger Sub continuing as the CEP Surviving Subsidiary, as a result of which CEP Shareholders received one share of Pubco Class A Stock for each CEP Class A Ordinary Share held by such CEP Shareholder (including the CEP Class A Ordinary Shares issued upon conversion of the CEP Class B Ordinary Shares in accordance with the CEP Memorandum and Articles), and (ii) the Company merged with and into the Company Merger Sub in the Company Merger, with Company Merger Sub continuing as the Company Surviving Subsidiary, as a result of which the Sellers received shares of Pubco Stock in exchange for their Company Interests.

Concurrently with the signing of the Business Combination Agreement, on April 22, 2025, Tether, Bitfinex and the Company entered into the Contribution Agreement pursuant to which, immediately prior to Closing, such parties consummated the Contribution whereby (i) Tether contributed to the Company 24,500 Bitcoin, and (ii) Bitfinex contributed to the Company 7,000 Bitcoin, for an aggregate contribution of 31,500 Bitcoin, in each case in exchange for an equal number Company Class A Interests and Company Class B Interests. Following completion of the Contribution, but immediately prior to Closing, the Sellers owned 100% of the issued and outstanding Company Interests.

On July 26, 2025, the parties to the Business Combination Agreement entered into Amendment No. 1 to the Business Combination Agreement (“Amendment No. 1 to the Business Combination Agreement”) which amends the Business Combination Agreement, to among other things, provide that the Additional PIPE Bitcoin Purchase Price (as defined in the Business Combination Agreement) used to determine the value of Tether’s contribution of the Additional PIPE Bitcoin (as defined in the Business Combination Agreement) to Pubco at the Closing and the number of shares of Pubco Stock (as defined in the Business Combination Agreement) to be issued to Tether at the Closing in exchange for the sale of the Additional PIPE Bitcoin by Tether to Pubco shall be based on the Signing Bitcoin Price of $84,863.57, rather than on the aggregate amount Tether paid to purchase the Additional PIPE Bitcoin.

Principal Factors Affecting Our Results of Operations and Material Trends

Twenty One and Pubco’s future results are expected to be impacted by the highly volatile nature of Bitcoin’s valuation, as well as conditions and trends relating to demand for Bitcoin or other digital assets, and other factors including the successful execution of the Company’s business lines including the Bitcoin acquisition strategy, regulatory and technical developments surrounding Bitcoin and cryptocurrencies, and the effectiveness of our marketing and sales efforts to develop a robust and diverse client base with respect to Twenty One’s educational and branding strategy. The primary factors that are expected to impact Twenty One’s results and present significant opportunities, as well as pose risks and challenges, are described below. Twenty One believes that its performance and future success depend on the factors discussed below, those mentioned in the section titled “Risk Factors” and elsewhere in the Proxy Statement/Prospectus and in this Current Report on Form 8-K.

The following macroeconomic factors and trends as they relate to Bitcoin may specifically impact our business:

●	Price of Bitcoin: Our business is expected to be heavily dependent on the price of Bitcoin, which has historically experienced significant volatility. As of Closing, we have acquired Bitcoin, and may in the future acquire additional Bitcoin through at-market purchases to build our strategic reserve of Bitcoin. Under ASU 2023-08, Intangibles-Goodwill and Other-Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets (“ASU 2023-08”), Bitcoin is revalued at fair value at the end of each reporting period, with changes in fair value recognized in net income. As a result, fluctuations in the price of Bitcoin may significantly impact our results of operations.

●	Awareness: The perception of Bitcoin as a legitimate and secure asset class and technology by the general public plays a crucial role. The pace and effectiveness of continued education and awareness is expected to impact adoption rates. Due to the rapidly evolving nature of digital assets and the volatile price of Bitcoin, which has experienced and continues to experience significant volatility, we expect that our operating results will fluctuate significantly from quarter to quarter in accordance with market sentiments and movements in the broader Bitcoin economy.

●	Regulation: The global regulatory landscape for Bitcoin, including clarity around legal status, accounting and tax treatment, and other compliance requirements will significantly impact its growth. Favorable regulations can encourage adoption, while restrictive measures can hinder it.

●	Institutional Adoption: Increased participation by institutional investors, including hedge funds, mutual funds, corporations, and nation states can drive market confidence and liquidity, supporting continued growth.

●	Political Environment: Bitcoin has entered the political conversation in the United States and abroad. We cannot be certain as to how future regulatory developments will impact the treatment of Bitcoin under the law, and ongoing and future regulation and regulatory actions could significantly restrict or eliminate the market for or uses of Bitcoin and materially and adversely impact our business.

●	Monetary Policy: Central bank monetary policies, especially those related to interest rates and monetary supply, can influence Bitcoin adoption. Low-interest rates and expansive monetary policies that lead to currency debasement may lead to a search for alternative investments like Bitcoin.

●	Technological Innovation: Advances in blockchain technology, improvements in scalability, and enhanced security protocols can increase Bitcoin adoption and integration into various financial systems. At the same time, we expect competition to further intensify in the future. We compete against a number of companies operating both within the United States and abroad, and both those that focus on traditional financial services and those that focus on Bitcoin-based services.

Plan of Operations and Expected Revenue Sources

Twenty One anticipates revenue generation through the following key business lines in the initial period following the Business Combination:

●	Actively accumulating Bitcoin and managing its Bitcoin holdings: Twenty One’s Bitcoin accumulation and management strategy will involve (i) the acquisition of Bitcoin (from initial investments, debt and equity financings, and operating cash flows in excess of operating expenses) according to a discretionary, macro-driven investment thesis, (ii) active management of its Bitcoin holdings, subject to market conditions and other factors, and (iii) the issuance of debt or equity securities or other capital raising transactions, from time to time, subject to market conditions and other factors, with the objective of generating proceeds to be used for the purchase of Bitcoin and other operating expenses. Twenty One may, from time to time, subject to market conditions and other factors, (i) sell Bitcoin under exceptional circumstances as described “Information Related to Twenty One — Bitcoin Accumulation and Management Strategy” in the Proxy Statement / Prospectus, (ii) enter into additional capital raising transactions pursuant to which its Bitcoin holdings serve as collateral, and (iii) consider the pursuit of strategies which monetize or otherwise utilize its Bitcoin holdings to generate funds or income streams through the development and commercialization of Bitcoin-centric financial services and products. While Twenty One expects to allocate the majority of its available treasury capital into Bitcoin over time, it retains flexibility to manage liquidity and operations prudently.

●	Commencing development of educational materials and branded content intended to drive increased institutional and retail investor Bitcoin literacy: Education and Twenty One branded content will be a central pillar of Twenty One’s mission to accelerate Bitcoin adoption and Bitcoin literacy at both institutional and retail levels. Shortly following the consummation of the Business Combination, Twenty One will create an education division that will commence the creation of high-quality content tailored for policymakers, institutional investors, financial advisors, corporations, and retail investors. With the accelerating institutional adoption of Bitcoin and digital assets-and the growing demand for education that is both credible and brand-compatible, Twenty One will create and license modular educational content, produce branded video media, and act as the go-to content partner for major conferences, Web3 firms, and fintech institutions. Twenty One expects to build a dedicated content team and infrastructure capable of producing and distributing a broad range of educational materials. Although preparation of educational materials and branded content will commence shortly after the Closing, the timing of the deployment and commercialization of the educational and branded content will depend on a number of factors, including Twenty One’s determinations relating to operational conditions and optimal market demand for its content. Twenty One plans to create and monetize high-quality educational content through channels such as subscriptions, licensing fees for enterprises, and sponsored partnerships, which are expected to contribute to its revenue streams.

Results of Operations

From April 17, 2025 (inception) through September 30, 2025, Twenty One did not have any operating history and had not yet generated any revenue, and our ability to generate revenue sufficient to achieve profitability will depend on our ability to successfully raise capital and to develop and improve our learning programs and educational content towards greater adoption of Bitcoin. As part of its strategic plan to diversify and expand its revenue streams, Twenty One expects to engage clients on its educational content platform through a three-tiered membership program designed to generate recurring revenue and support community engagement.

For the three months ended September 30, 2025 and the period from April 17, 2025 (inception) to September 30, 2025, Twenty One had a net loss of approximately $656,070 and $1,063,452, respectively, which consists primarily of general and administrative expenses and sales and marketing expenses.

Risks and Uncertainties Associated with Future Results of Operations

Our lack of operating history will also make it difficult to accurately forecast the future results of operations, which is subject to a number of uncertainties including Pubco’s ability to grow its BPS and BRR, and the market size and growth opportunities in each of our anticipated lines of business.

Our ability to generate cash flow initially will largely be dependent on its ability to raise capital and to develop and improve its learning programs and educational content towards greater adoption of Bitcoin. Pubco expects to commence the provision of Bitcoin-related financial and advisory services once it is generating sufficient revenues from its initial activities. Our business strategy may not be realized as quickly as hoped, or even at all. Further, even if we achieve growth, in future periods, that growth could slow or decline for a number of reasons, including, but not limited to, Bitcoin volatility, increased competition, digital coins that compete with and may result in a decline in utilization of Bitcoin or replace Bitcoin, our inability to develop, improve or effectively scale Bitcoin acquisition or the educational programs or financial and advisory services, government regulation or our failure, for any reason, to continue to take advantage of growth opportunities.

For additional information see the section entitled “Risk Factors — Risks Related to the Business and Strategy of Pubco” beginning on page 46 of the Proxy Statement / Prospectus.

Liquidity and Capital Resources

Twenty One Assets, LLC reported loss from operations of $1,063,452 for the period from April 17, 2025 (inception) to September 30, 2025. As of September 30, 2025, the Twenty One Assets, LLC had an aggregate cash balance of $808,230, a net working capital of $136,548 and accumulated deficit of $1,063,452.

The Company assesses its liquidity in terms of its ability to generate adequate amounts of cash to meet current and future needs, as well as outstanding debt, obligations under that debt and the value of its Bitcoin holdings. Its expected primary uses of cash on a short and long-term basis are for working capital requirements and other liquidity needs.

The Company’s management expects that future operating losses and negative operating cash flows may increase from historical levels because of additional costs and expenses related to the business operations and the development of market and strategic relationships with other businesses.

The Company’s future capital requirements will depend on many factors. In order to finance its growth, the Company will need to raise additional financing. If additional financing is required from outside sources, the Company may not be able to raise such capital on terms acceptable to the Company or at all.

If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 205-40, Presentation of Financial Statements — Going Concern ,” management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through twelve months from the date our financial statements included elsewhere in this proxy statement/prospectus. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Critical Accounting Estimates

Twenty One’s unaudited condensed financial statements and the accompanying notes thereto included elsewhere in this proxy statement/prospectus are prepared in accordance with GAAP. The preparation of financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, costs and expenses, and related disclosures. We base our estimates on assumptions that we believe to be reasonable under the circumstances. Actual results could differ significantly from our estimates. To the extent that there are differences between our estimates and actual results, our future financial statement presentation, financial condition, results of operations, and cash flows will be affected.

Given the limited operating history, we currently do not have any critical accounting policies. See Note 3, Summary of Significant Accounting Policies of Twenty One Asset, LLC’s unaudited condensed financial statements included elsewhere in this proxy statement/prospectus for a description of our significant accounting policies.

Off-Balance Sheet Arrangements

Other than as otherwise described in this proxy statement/prospectus, we do not have any off-balance sheet arrangements that have, or are reasonably likely to have, a material current or future effect on our financial condition, changes in financial condition, revenues, expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Accounting Pronouncements

See “Recent Accounting Pronouncements” described in Note 3 of our unaudited condensed financial statements included elsewhere in this Current Report on Form 8-K.

Emerging Growth Company Status

The Company is expected to be an emerging growth company, as defined in the JOBS Act. Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act, until such time as to those standards apply to private companies. The Company has elected to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date that it (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opts out of the extended transition period provided in the JOBS Act. As a result, these unaudited condensed financial statements may not be comparable to companies that comply with the new or revised accounting pronouncements as of public company effective dates.

Quantitative and Qualitative Disclosures about Market Risk

The following discussion about our market risk exposures involves forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements.

Bitcoin market price risk

Our Bitcoin treasury assets will be measured using observed prices from active exchanges which could result in volatility in our financial results in future periods. Adjustments are recorded in net income through “gain (loss) on digital assets” on the statements of operations. Therefore, negative swings in the market price of Bitcoin could have a material impact on our earnings and on the carrying value of our digital assets.

Custodian Risk

Pubco’s Bitcoin will be held with third-party custodians, initially Anchorage, which we select based on various factors, including their financial strength and industry reputation. Custodian risk refers to the potential loss, theft, or misappropriation of our Bitcoin assets due to operational failures, cybersecurity breaches, or financial difficulties experienced by these third parties. Although we periodically monitor the financial health, insurance coverage, and security measures of our custodians, reliance on such third parties inherently exposes us to risks that we cannot fully mitigate.

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